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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    January 28, 2002
                                                --------------------------------


                          Central Garden & Pet Company
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             (Exact name of registrant as specified in its charter)


              Delaware                    0-20242              68-0275553
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    (State or other jurisdiction     (Commission File         (IRS Employer
          of incorporation)               Number)           Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                    94549
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code          (925) 283-4573
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                                  Inapplicable
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          (Former name or former address if changed since last report)




Exhibit Index located on page 2


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Item 5.  Other Events

               On January 28, 2002, Central Garden & Pet Company (the "Company") issued a press release announcing that it had settled its previously disclosed litigation with the Monsanto Company.

Item 7.  Financial Statement and Exhibits

               (a)  Not applicable

               (b)  Not applicable

               (c)  Exhibits

Number         Exhibit
------         -------

99.1           Press Release dated January 28, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTRAL GARDEN & PET COMPANY



                                       By: /s/ P. Gregory Reams
                                          ------------------------------------
                                          P. Gregory Reams, Treasurer

Dated: January 28, 2002

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